SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: May 27, 2011

ANGEL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

Nevada	88-0470235
(State of incorporation)	(IRS Employer ID Number)

1802 N. Carson Street, Suite 212-3018, Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

(775) 887-0670

(Issuer's telephone number)

N/A
(Former name, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) On May 27, 2011, the Registrant accepted the resignation of Vincent Molinari as a Chairman of the Board of Directors. At this time, no one has been chosen to fill the vacancy left by the resignation of Mr. Molinari.

(b) On May 27, 2011, the Registrant accepted the resignation of Lori Livingston as a member of the Board of Directors. At this time, no one has been chosen to fill the vacancy left by the resignation of Ms. Livingston.

Mr. Molinari and Ms. Livingston's resignations did not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITIS

ITEM 9.01 EXHIBITS

Exhibit Number	Description
99.1	Angel Acquisition Corp Continues Development of Angels In Action Press Release dated June 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL ACQUISITION CORP.

June 3, 2011	/s/ Steve Bonenberger
Date	Steve Bonenberger, Chief Executive Officer